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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 18, 2004

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                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

            MISSOURI                      1-13437                43-1710906
            --------                      -------                ----------
 (State or other jurisdiction of      (Commission File         (IRS Employer
         incorporation)                   Number)            Identification No.)

                          27500 RIVERVIEW CENTER BLVD.
                            BONITA SPRINGS, FL 34134
          (Address of principal executive offices, including zip code)

                                 (239) 949-4450
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         On November 18, 2004, Source Interlink Companies, Inc. and Alliance Entertainment Corp. issued the joint press release attached as an exhibit in
Item 9.01 to this Current Report of Form 8-K, and the contents contained therein are incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

            EXHIBIT NO.    DESCRIPTION
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               99.1        Joint Press Release of Source Interlink Companies,
                           Inc. and Alliance Entertainment Corp. dated
                           November 18, 2004.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SOURCE INTERLINK COMPANIES, INC.

                                            By: /s/ Marc Fierman
                                                --------------------------------
                                                Name:  Marc Fierman
                                                Title: Vice President and Chief
                                                         Financial Officer

Date:  November 18, 2004



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   99.1        Joint Press Release of Source Interlink Companies, Inc. and
               Alliance Entertainment Corp. dated November 18, 2004.